                                                                     EXHIBIT 2.2


                             AMENDED AND RESTATED
                                    BY-LAWS
                                      OF
                        PAN WESTERN ENERGY CORPORATION

________________________________________________________________________________


                                   ARTICLE I
                                    OFFICES
                                    -------


     The Registered Office of the Corporation shall be in the City of Tulsa, County of Tulsa, State of Oklahoma. The Corporation may also have offices at such other places, both within and without the State of Oklahoma, as the Board of Directors may from time to time determine or the business of the Corporation may require.


                                   ARTICLE II
                                  SHAREHOLDERS
                                  ------------

     Section 1.  Meetings of Shareholders.  All meetings of the Shareholders of
                 ------------------------
the Corporation, for any purpose, shall be held at such place within or without the State of Oklahoma as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting.

     Section 2.  Annual Meeting. The annual meeting of Shareholders shall be
                 --------------
held on such date and at such time as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting, at which the Shareholders shall elect, by plurality vote, a Board of Directors and transact such other business as may properly be brought before the meeting.

     Section 3.  Notice of Annual Meeting. Written notice of the annual meeting
                 ------------------------
stating the location, date and hour of the meeting shall be given to each Shareholder entitled to vote at such meeting not less than ten nor more than sixty days before the date of the meeting.

     Section 4.  Special Meetings. Special meetings of the Shareholders, for any
                 ----------------
purpose or purposes, unless otherwise prescribed by statute or by the Certificate of Incorporation, may be called by the Chairman of the Board, President or Secretary at the request in writing of a majority of the Board of Directors, or at the request in writing of Shareholders owning a majority in amount of the entire capital stock of the Corporation issued and outstanding and entitled to vote. Such request shall state the purpose or purposes of the proposed meeting.

     Section 5.  Notice of Special Meeting. Written notice of a special meeting
                 -------------------------
stating the location, date and hour of the meeting and the purpose or purposes for which the meeting is called, shall be given to each Shareholder entitled to vote thereat, not less than ten nor more than sixty days before the date of the meeting.

     Section 6.  Closing of Transfer Books and Fixing Record Date. The Officer
                 ------------------------------------------------
who has charge of the stock ledger of the Corporation shall prepare and make, at least ten days before every annual meeting of Shareholders, a complete list of the Shareholders entitled to vote at the Meeting, arranged in alphabetical order, and showing the address of each shareholder and the number of shares registered in the name of each Shareholder. Such list shall be open to the examination of any Shareholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at a-he place where the meeting is to be held. The list shall also be produced and kept at the time and place of the Meeting during the whole time thereof, and may be inspected by any Shareholder who is present.

     Section 7.  Limitation on Business Transacted.  Business transacted at any
                 ---------------------------------
special Meeting of Shareholders shall be limited to the purposes stated in the notice.

     Section 8.  Quorum. The holders of one third of the shares issued and
                 ------
outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all Meetings of the Shareholders for the transaction of business except as otherwise provided by statute or by the Certificate of Incorporation. If, however, such quorum shall not be present or represented at any Meeting of the Shareholders, the Shareholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each Shareholder of record entitled to vote at the meeting.

     Section 9.  Vote Required. When a quorum is present at any meeting, the
                 -------------
vote of the holders of a majority of the stock having voting power present in person or represented by proxy shall decide any question brought before such meeting, except the election of directors who shall be elected by a plurality of the votes present in person or represented by proxy, or unless the question is one upon which, by express provision of the statutes or of the Certificate of Incorporation, a different vote is required, in which case such express provision shall govern and control the decision of such question.

     Section 10. Voting. Unless otherwise provided in the Certificate of
                 ------
Incorporation, each Shareholder shall, at every Meeting of the Shareholders, be entitled to one vote in person or by proxy for each share of the capital stock having voting power held by such Shareholder, but no proxy shall be voted on after three years from its date, unless the proxy provides for a longer period.

     Section 11. Action by Consent. Any action required to be taken or which may
                 -----------------
be taken at any annual or Special Meeting of the Shareholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote there on were present and voted. Prompt notice of the taking of the corporate action by the Shareholders without a meeting by less than unanimous written consent shall be given to those Shareholders who have not consented in writing.


                                  ARTICLE III
                                   DIRECTORS
                                   ---------

     Section 1.  General Powers. The business of the Corporation shall be
                 --------------
managed by or under the direction of its Board of Directors which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the Certificate of Incorporation or by these Bylaws directed or required to be exercised or done by the Shareholders.

     Section 2.  Number of Directors. The number of Directors which shall
                 -------------------
constitute the whole board shall be not less than three nor more than nine (9). Within the limits specified, the number of Directors shall be determined by resolution of the Board of Directors or by the Shareholders at an annual or special meeting. The Directors shall be elected at the Annual Meeting of the Shareholders, except as provided in Section 3 of this Article, and each Director elected shall hold office until his successor is elected and qualified or until removed. Directors need not be either Shareholders or residents of the State of Oklahoma.

     Section 3.  Vacancies. Vacancies and newly created directorships resulting
                 ---------
from any increase in the authorized number of Directors may be filled by a majority of the Directors then in office, though less than a quorum, or by a sole remaining Director, and the Directors so chosen shall hold office until the next annual election or until their successors are duly elected and qualified, unless sooner displaced. If there are no Directors in office, then an election of Directors may be held in the manner provided by law.

     Section 4.  Meetings of Directors. The Board of Directors of the
                 ---------------------
Corporation may hold meetings, both regular and special, either within or without the State of Oklahoma.

     Section 5.  Annual Meeting. Regular meetings of the Board of Directors may
                 --------------
be held at such time and place as shall be determined by the Board of Directors and if so determined, no notice thereof need be given. At least five (5) days notice of all regular meetings shall be given stating the time, dale and location of such meeting as well as the business to be conducted thereat.

     Section 6.  Special Meetings.  Special meetings of the board may be called
                 ----------------
by the President on three (3) days' notice to each Director, either personally or by mail or by telegram. Special meetings shall be called by the Chairman of the Board, any Vice Chairman of the Board, the President, any Vice-President or the Secretary in like manner and on like notice on the written request of two Directors unless the board consists of less than three Directors in which case special meetings shall be called by the Chairman of the Board, any Vice Chairman of the Board, the President, any Vice-President or the Secretary in like manner and on like notice on the written request of only one Director. Notice of such meetings shall state the place, date, hour, and business to be conducted at such meeting.

     Section 7.  Quorum. At all meetings of the board a majority of the
                 ------
Directors shall constitute a quorum for the transaction of business and the act of a majority of the Directors present at any meeting at which there is a quorum shall be the act of the Board of Directors, except as may be otherwise specifically provided by statute or by the Certificate of Incorporation. If a quorum shall not be present at any meeting of the Board of Directors, the Directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

     Section 8.  Action Without Meeting. Unless otherwise restricted by the
                 ----------------------
Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any Committee thereof may be taken without a meeting, if all members of the Board or Committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board or Committee.

     Section 9.  Participation in Meeting by Conference Telephone.  Unless
                 ------------------------------------------------
otherwise restricted by the Certificate of Incorporation or these Bylaws, members of the Board of Directors, or any Committee designated by the Board of Directors, may participate in a meeting of the Board of Directors, or any Committee, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.

     Section 10. Committees of the Board of Directors. The Board of Directors,
                 ------------------------------------
by a vote of the majority of all members of the Board of Directors, may from time to time designate committees of the Board of Directors, each committee to consist of two (2) or more of the directors, to serve at the pleasure of the Board of Directors. Any committee so designated may exercise such power and authority of the Board of Directors as the resolution so designating the committee shall provide. In the absence or disqualification of any member of any committee, the member or members of the committee present at the meeting and not disqualified from voting, whether or not he or they constitute a quorum, may by unanimous vote appoint another member of the Board of Directors to act at the meeting in the place of the absent or disqualified member.

     Such committee or committees shall have the name or names as may be determined from time to time by resolution adopted by the Board of Directors.

     Section 11. Conduct of Business. Each committee may determine the
                 -------------------
procedural rules for meeting and conducting business and shall act in accordance therewith, except as otherwise provided herein or required by law. One-third of the members shall constitute a quorum unless the committee shall consist of two
(2) members, in which event one (1) member shall constitute a quorum. All matters shall be determined by a majority vote of the members present. Action may be taken by any committee without a meeting if all members thereof consent thereto in writing, and the writing or writings are filed with the minutes of the proceeding of such committee. All committees shall keep regular minutes of their proceedings and report the same to the Board of Directors when required.

     Section 12. Executive Committee.  This Corporation may have an Executive
                 -------------------
Committee composed of directors of this Corporation consisting of three members appointed by the Board of Directors. This committee shall be designated the "Executive Committee". Members of the Executive Committee shall serve until terminated by the Board of Directors or their position is vacated by death or resignation. Except as otherwise provided by law, the Executive Committee shall have and may exercise all powers of the Board of Directors and the management of the business and affairs of the Corporation shall be conducted by the Executive Committee between meetings of the Board of Directors as if such actions were regularly adopted and exercised by the Board of Directors.

     Section 13. Salaries and Expenses of Directors. Unless otherwise restricted
                 ----------------------------------
by the Certificate of Incorporation or these Bylaws, the Board of Directors shall have the authority to fix the compensation of Directors. The Directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary as Director. No such payment shall preclude any Director from serving the Corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings.

     Section 14. Removal of Directors. Unless otherwise restricted by the
                 --------------------
Certificate of Incorporation or Bylaws, any Director or the entire Board of Directors may be removed, with or without cause, by the holders of a majority of shares entitled to vote at a regular or Special Meeting of Shareholders.


                                  ARTICLE IV
                                    NOTICES
                                    -------

     Section 1.  Forms of Notice. Whenever, under the provisions of the statutes
                 ---------------
or of the Certificate of Incorporation or of these Bylaws, notice is required to be given to any Director or Shareholder, it shall not be construed to mean personal notice. Such notice may be given in writing, by mail, addressed to such Director or Shareholder, at such person's address as it appears on the records of the Corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail. Notice to Directors may also be given by telegram and, in such case, shall be deemed given when delivered to the sending telegram office.

     Section 2.  Waiver.  Whenever any notice is required to be given under the
                 ------
provisions of the statutes or of the Certificate of Incorporation or of these Bylaws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.


                                   ARTICLE V
                                   OFFICERS
                                   --------

     Section 1.  General. The Officers of the Corporation shall be chosen by the
                 -------
Board of Directors and shall, at a minimum, consist of a president and a secretary. The Board of Directors may also choose additional officers, including a chairman of the board, a vice chairman of the board, one or more vice-presidents, a treasurer, and one or more assistant secretaries and assistant treasurers. Any number of offices may be held by the same person, unless the Certificate of Incorporation or these Bylaws otherwise provide.

     Section 2.  Election of Officers. The Board of Directors at its first
                 --------------------
meeting and after each Annual Meeting of Shareholders shall choose, at a minimum, a President and a Secretary.

     Section 3.  Other Officers. The Board of Directors may appoint such other
                 --------------
Officers and agents as it shall deem necessary who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board.

     Section 4.  Salaries. The salaries of all Officers and agents of the
                 --------
Corporation shall be fixed by the Board of Directors.

     Section 5.  Term of Office. The Officers of the Corporation shall hold
                 --------------
office until their successors are chosen and qualify. Any Officer elected or appointed by the Board of Directors may be removed at any time by the affirmative vote of a majority of the Board of Directors. Any vacancy occurring in any office of the Corporation shall be filled by the Board of Directors.

     Section 6.  The Chairman of the Board. The Chairman of the Board, or, in
                 -------------------------
the absence of the Chairman, a Vice-Chairman of the Board of Directors, if chosen, shall preside at all meetings of the Board of Directors, and shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

     Section 7.  The President. The President shall be the Chief Executive
                 -------------
Officer of the Corporation, shall preside at all meetings of the Shareholders and the Board of Directors, shall have general and active management of the business of the Corporation and shall see that all orders and resolutions of the Board of Directors are carried into effect. The President shall execute bonds, mortgages and other contracts requiring a seal, under the seal of the Corporation, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the Board of Directors to some other Officer or Agent of the Corporation.

     Section 8.  The Vice-President. In the absence of the President or in the
                 ------------------
event of the President's inability or refusal to act, the Vice-President (or in the event there be more than one Vice-President, the Vice-Presidents in the order designated by the Directors, or in the absence of any designation, then in the order of their election) shall perform the duties of the President, and when so acting, shall have all the powers of and be subject to all the restrictions upon the President. The Vice-Presidents shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

     Section 9.  The Secretary.  The Secretary shall attend all meetings of the
                 -------------
Board of Directors and all meetings of the Shareholders and record all the proceedings of the meetings of the Corporation and of the Board of Directors in a book to be kept for that purpose and shall perform like duties for the standing committees when required. The Secretary shall give, or cause to be given, notice of all meetings of the Shareholders and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors or the President, under whose supervision he shall be. The Secretary shall have custody of the corporate seal of the Corporation and the Secretary, or an Assistant Secretary, shall have authority to affix the same to any instrument requiring it and when so affixed, it may be attested by the Secretary's signature or by the signature of such Assistant Secretary. The Board of Directors may give general authority to any other Officer to affix the seal of the Corporation and to attest the affixing by such persons's signature.

     Section 10. The Assistant Secretary. The Assistant Secretary, or if there
                 -----------------------
be more than one, the Assistant Secretaries in the order determined by the Board of Directors (or if there be no such determination, then in the order of their election) shall, in the absence of the Secretary or in the event of the Secretary's inability or refusal to act, perform the duties and exercise the powers of the Secretary and shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

     Section 11. The Treasurer.  The Treasurer shall have the custody of the
                 -------------
corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors.

     Section 12. Reports. The Treasurer shall disburse the funds of the
                 -------
Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the President and the Board of Directors, at its regular meetings, or when the Board of Directors so requires, an account of all the Treasurer's transactions as Treasurer and of the financial condition of the Corporation.

     Section 13. Bond. The Treasurer, if required by the Board of Directors,
                 ----
shall give the Corporation a bond (which shall be renewed at such intervals as the Board requires) in such sum and with surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of the Treasurer's office and for the restoration to the Corporation, in case of the Treasurer's death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in the Treasurer's possession or under the Treasurer's control belonging to the Corporation.

     Section 14. The Assistant Treasurer. The Assistant Treasurer, or if there
                 -----------------------
shall be more than one, the Assistant Treasurers in the order determined by the Board of Directors (or if there be no such determination, then in the order of their election) shall, in the absence of the Treasurer or in the event of the Treasurer's inability or refusal to act, perform the duties and exercise the powers of the Treasurer and shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.


                                  ARTICLE VI
                      CERTIFICATES FOR SHARES; TRANSFER;
                    RECORD DATE AND REGISTERED SHAREHOLDERS
                    ---------------------------------------

     Section 1.  Stock Certificates. The shares of the Corporation shall be
                 ------------------
represented by a certificate or certificates. Certificates shall be signed by, or in the name of the Corporation by, the Chairman or Vice-Chairman of the Board of Directors, or the President or a Vice-President and the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the Corporation.

     Section 2.  Facsimile Signatures.  Any or all of the signatures on a
                 --------------------
certificate may be facsimile. In case any Officer, Transfer Agent or Registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such Officer, Transfer Agent or Registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person was such Officer, Transfer Agent or Registrar at the date of issue.

     Section 3.  Lost Certificates.  The Board of Directors may direct a new
                 -----------------
certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate or certificates or certificated shares, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates, or such person's legal representative, to advertise the same in such manner as it shall require and/or to give the Corporation a bond in such sum as it may direct as indemnity against any claims that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

     Section 4.  Transfer of Stock. Subject to transfer restrictions permitted
                 -----------------
by the General Corporation Law of the State of Oklahoma and restrictions on transfer imposed by the Corporation to prevent possible violations of federal and state securities laws, upon surrender to the Corporation or the Transfer Agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer, it shall be the duty of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

     Section 5.  Fixing Record Date. In order that the Corporation may determine
                 ------------------
the Shareholders entitled to notice of or to vote at any meeting of Shareholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than sixty nor less then ten days before the date of such meeting, nor more than sixty days prior to any other action. A determination of Shareholders of record entitled to notice of or to vote at a meeting of Shareholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

     Section 6.  Registered Shareholders.  The Corporation shall be entitled to
                 -----------------------
recognize the exclusive right of a person registered on its books as the owner of shares for all purposes, including, without limitation, the right to receive dividends and to vote on all issues submitted to a vote of Shareholders, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Oklahoma.


                                  ARTICLE VII
                              GENERAL PROVISIONS
                              ------------------

     Section 1.  Dividends. Dividends upon the capital stock of the Corporation,
                 ---------
subject to the provisions of the Certificate of Incorporation, if any, may be declared by the Board of Directors at any regular or special meeting, pursuant to law. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the Certificate of Incorporation.

     Section 2.  Reserve. Before payment of any dividend, there may be set aside
                 -------
out of any funds of the Corporation available for dividends such sum or sums as the Directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for such other purpose as the Directors shall think conducive to the interest of the Corporation, and the Directors may modify or abolish any such reserve in the manner in which it was created.

     Section 3.  Annual Statement. The Board of Directors shall present at each
                 ----------------
annual meeting, and at any special meeting of the Shareholders when called for by vote of the Shareholders, a full and clear statement of the business and condition of the Corporation.

     Section 4.  Checks or Demands for Money. All checks or demands for money
                 ---------------------------
and notes of the Corporation shall be signed by such Officer or Officers or such other person or persons as the Board of Directors may from time to time designate.

     Section 5.  Fiscal Year. The fiscal year of the Corporation shall be as set
                 -----------
by resolution of the Board of Directors.

     Section 6.  Seal.  The corporate seal shall have inscribed thereon the name
                 ----
of the Corporation and, may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

     Section 7.  Books of Account. The Corporation's Books of Account and other
                 ----------------
records shall be kept at its principal place of business.


                                 ARTICLE VIII
                         INDEMNIFICATION OF OFFICERS,
                        DIRECTORS, EMPLOYEES AND AGENTS
                        -------------------------------

     Section 1.  Indemnification: Actions other than by the Corporation. The
                 ------------------------------------------------------
corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, other than an action by or in the right of the corporation, by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys fees, judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good Faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

     Section 2.  Indemnification: Actions by the Corporation. The corporation
                 -------------------------------------------
shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses, including attorneys' fees, actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

     Section 3.  Expenses and Attorneys' Fees. To the extent that a director,
                 ----------------------------
officer, employee or agent of the corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Section
                                                                         -------
1 or 2 of this Article VIII, or in defense of any claim, issue or matter
-    -
therein, he shall be indemnified against expenses, including attorneys' fees, actually and reasonably incurred by him in connection therewith.

     Section 4.  Authorization of Indemnification. Any indemnification under the
                 --------------------------------
provisions of Section 1 or 2 of this Article VIII, unless ordered by a court,
              ---------    -
shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in Section 1 or 2 of this Article VIII. Such determination
                     ---------    -
shall be made:

          (1) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding; or

          (2) if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion; or

          (3) by the shareholders.

          Section 5. Advance indemnification. Expenses incurred by an officer or
                     -----------------------
director in defending a civil or criminal action, suit or proceeding may be paid by the corporation in

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

advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the corporation as authorized by the provisions of this Article
VIII. Such expenses incurred by other employees and agents may be so paid upon such terms and conditions, if any, as the board of directors deems appropriate.

     Section 6.  Non-Exclusive Indemnification. The indemnification provided by
                 -----------------------------
or granted pursuant to the other provisions in this Article VIII shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, vote of shareholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office.

     Section 7.  Insurance. The corporation shall have power to purchase and
                 ---------
maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under the provisions of this Article VIII.

     Section 8.  Constituent Corporation. For purposes of this Article VIII,
                 -----------------------
references to "the corporation" shall include without limitation, in addition to this corporation, any constituent corporation, including any constituent of a constituent, absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Article VIII with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued.

     Section 9.  Other Enterprises.  For purposes of this Article VIII,
                 -----------------
references to "other enterprises" shall include without limitation employee benefit plans; references to "fines" shall include without limitation any excise taxes assessed on a person with respect to an employee benefit plan; and references to "serving at the request of the corporation" shall include without limitation any service as a director, officer, employee or agent of the corporation which imposes duties on, or involves services, by such director, officer, employee, or agent with respect to an employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted

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

in a manner "not opposed to the best interests of the corporation" as referred to in this Article VIII.

     Section 10. Continuation. The indemnification and advancement of expenses
                 ------------
provided by, or granted pursuant to this Article VIII shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.


                                  ARTICLE IX
                                  AMENDMENTS
                                  ----------

     Section 1. These Bylaws may be altered, amended or repealed or new Bylaws may be adopted by the Shareholders or by the Board of Directors, when such power is conferred upon the Board of Directors by the Certificate of Incorporation at any regular meeting of the Shareholders or of the Board of Directors or any Special Meeting of the Shareholders or of the Board of Directors if notice of such alteration, amendment, repeal or adoption of new Bylaws be contained in the notice of such special meeting. If the power to adopt, amend or repeal Bylaws is conferred upon the Board of Directors by the Certificate of Incorporation, it shall not divest or limit the power of the Shareholders to adopt, amend or repeal Bylaws.



          APPROVED and RATIFIED this  21st  day of March, 1997.


                                           PAN WESTERN ENERGY
                                           CORPORATION

ATTEST:
(Seal)



By:/s/ Clayton E. Woodrum, Secretary       By:/s/ Sid L. Anderson, President
   ---------------------------------          ---------------------------------
   Clayton E. Woodrum, Secretary              Sid L. Anderson, President

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